EXHIBIT 99.1


             IONATRON reports SECOND QUARTER 2004 FINANCIAL RESULTS


         TUCSON, AZ, AUGUST 11, 2004 - Ionatron, Inc., a next generation controlled energy technology company (OTCBB: IOTN.OB), today reported financial results for the three and six months ended June 30, 2004.

Second Quarter 2004 Results

Revenue for the second quarter of 2004 was $1.8 million, of which over $1 million was recorded in June, and was derived from work on new and existing contracts with agencies of the U.S. Government. Ionatron is presently working on contracts with Department of Defense (DoD) and other Government agencies and has a backlog of approximately $10,560,000 as of June 30, 2004. These contracts are expected to be completed during the second half of 2004. This backlog does not include the recent announcement by the Company of the $12.6 million that is in the DoD 2005 budget bill to develop a Transportable Laser Induced Plasma Channel
(LIPC) Demonstration System for the U.S. Navy. There was no revenue for the second quarter of 2003.


Net loss for the second quarter of 2004 was $1.3 million, or $0.02 per share compared to prior-year net loss of $1.1 million or $0.02 per share.

At June 30, 2004, the Company had $6.6 million in cash, cash equivalents and marketable securities as compared to $103,000 in cash, cash equivalents at December 31, 2003.


Thomas Dearmin, co-founder and CEO of Ionatron, commented, "Since our merger we have achieved significant progress during this past quarter in acquiring new contracts for our Transportable LIPC Demonstration System. We're pleased to see the high level of contract awards and we remain encouraged by the pipeline of potential contracts. In addition to our solid backlog, we are gratified by the growing support for funding by the DoD of our directed energy weapon technology. This support is demonstrated by the $12.6 million funding line item in the recently announced DoD 2005 budget bill. We believe there is increasing recognition by our customers that our LIPC technology is representative of a transformative military initiative that has the potential to address the complex array of defense and national security issues that confront the U.S. Government."


Recent accomplishments include:


o The signing of an agreement with Mason Technologies Inc., the operator of the Mississippi Army Ammunitions Plant at the Stennis Space Center located on the Gulf Coast in Mississippi. It is anticipated that the Company will complete its move to the facility during the first half of 2005. Ionatron is working with the Department of the Army ARMS program to secure the approximately $2 million required to prepare the decommissioned ammo plant for Ionatron's specific production requirements.

o The announcement that $12.6 million is in the DoD 2005 budget bill to develop a Transportable (LIPC) Demonstration System for the U.S. Navy
     (USN). Ionatron will develop the next generation LIPC system for USN applications, building on advances achieved in performing other LIPC based Government development contracts and performance on an existing initial $9 million U.S. Government contract for a LIPC transportable demonstrator Ionatron is building for another Government customer.

o The successful completion of three program reviews by Government auditors. The three largest contracts that Ionatron is currently working on were reviewed by Government contract and program individuals over the past month. The reviews determined Ionatron is on schedule or ahead of schedule on all three programs.

Year-to-Date 2004 Results

Revenue for the six months ended June 30, 2004 was $2.1 million, of which over $1 million was recorded as June revenue, and was primarily due to new contracts and continued work on existing contracts. There was no revenue for the six months ended June 30, 2003.

Net loss for the six months ended June 30, 2004 was $2.2 million or $0.04 per diluted share, of which approximately $1million was related to one time charges associated with the Company's merger expenses, as compared to a net loss of $2.0 million or $0.04 per diluted share in the comparable period in 2003.

Conference Call

As previously announced, Ionatron will host a conference call today, August 11, 2004, at 11:00 a.m. EDT. Shareholders and other interested parties can participate in the conference call by dialing 800-599-9829 or for international/local participants by dialing 617-847-8703 and enter participant pass code #57265726, a few minutes before 11:00 a.m. on August 11, 2004. The call will also be broadcast live on the Internet at www.streetevents.com and www.fulldisclosure.com. A replay of the conference call will be available two hours after the completion of the conference call from August 11, 2004 until August 18, 2004 by dialing 888-286-8010 (domestic) or 617-801-6888
(international) and enter the participant pass code #94379968. The call will also be archived for 90 days at www.streetevents.com and www.fulldisclosure.com.


ABOUT IONATRON INC.

         Ionatron develops and markets Directed Energy Weapon technology products initially for sale to the U.S. Government. The goal of the Company is to produce products that incorporate our technology initially for specific U.S. Government customer applications and platforms. Ionatron and the U.S. Government have entered into several contracts for products and services as well as Cooperative Research and Development Agreements for joint research on LIPC based directed energy weapons. We expect to offer U.S. Government approved versions of our products for commercial security applications in the future. During 2003 and 2002, the Company engaged in research and development and business development activities. Ionatron has demonstrated its laser guided man-made lightning directed energy technology in the laboratory and now has government contracts for effects testing, compact laser source development and the delivery of a system on a mobile platform for field demonstration and testing. We are a new technology company working under contracts with agencies of the U.S. Government concerned with national security that has developed and demonstrated in our laboratory a novel internally developed directed energy weapon technology called LIPC, our technology controls and directs electrical energy down a laser created plasma channel to a specific target. Our business strategy is to continue long-term development of the technology for multiple national security and defense applications, as well as to in parallel develop, applications in other commercial sectors. Many short-term military applications have been already demonstrated to our customers. Our immediate plan is to manufacture transportable demonstrators for those applications for various U.S. Government organizations, in order to demonstrate the field utility of the technology.

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

Certain statements contained in this News Release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any futures results, performance or achievements expressed or implied by such forward-looking statements.


Such factors include, but are not limited to: the risks of uncertainty of patent protection; the risks of uncertainty of strategic alliances; the risk and uncertainty of management tenure; the impact of third-party suppliers' manufacturing constraints or difficulties; management's ability to achieve business performance objectives, market acceptance of, and demand for, the Company's products, and resulting revenues; development of technology and manufacturing capabilities; impact of competitive products and pricing; litigation and other risks detailed in the company's filings with the Securities and Exchange Commission. The words "looking forward," "believe," "demonstrate," "intend," "expect," "estimate," "anticipate," "likely" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Ionatron undertakes no obligation to update any forward-looking statements contained in this news release.

                                 IONATRON, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                       FOR THE THREE MONTHS
                                                           ENDED JUNE 30,
                                                  -----------------------------
                                                       2004            2003
                                                  ------------     ------------

REVENUE                                           $  1,833,572     $         --

   COST OF REVENUE                                   1,726,753               --
                                                  ------------     ------------
   GROSS PROFIT                                        106,819               --

   OPERATING EXPENSES:
     General and administrative                      1,199,390          743,365
     Selling and marketing                             119,566           98,538
     Research and development                          120,133          162,116

                                                  ------------     ------------
   TOTAL OPERATING EXPENSES                          1,439,089        1,004,019
                                                  ------------     ------------

   OPERATING LOSS                                   (1,332,270)      (1,004,019)

   OTHER (EXPENSE) INCOME
     Interest expense                                  (43,184)         (47,546)
     Interest income                                    21,221               --
                                                  ------------     ------------
   TOTAL OTHER                                         (21,963)         (47,546)
                                                  ------------     ------------

   NET LOSS                                       $ (1,354,233)    $ (1,051,565)
                                                  ============     ============0

   NET LOSS PER SHARE - BASIC AND DILUTED         $      (0.02)    $      (0.02)
                                                  ============     ============

   WEIGHTED AVERAGE NUMBER OF SHARES
      OUTSTANDING - BASIC AND DILUTED               69,060,586       48,452,249
                                                  ============     ============

                                 IONATRON, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                                       FOR THE THREE MONTHS
                                                           ENDED JUNE 30,
                                                  -----------------------------
                                                       2004            2003
                                                  ------------     ------------

REVENUE                                           $  2,106,014     $         --

COST OF REVENUE                                      1,981,753               --
                                                  ------------     ------------

GROSS PROFIT                                           124,261               --

OPERATING EXPENSES:
  General and administrative                         1,764,939        1,213,217
  Selling and marketing                                232,072          166,261
  Research and development                             300,898          583,591
                                                  ------------     ------------

TOTAL OPERATING EXPENSES                             2,297,909        1,963,069
                                                  ------------     ------------
OPERATING LOSS                                      (2,173,648)      (1,963,069)

OTHER (EXPENSE) INCOME
  Interest expense                                    (117,700)         (81,357)
  Interest income                                       21,221               --
                                                  ------------     ------------
TOTAL OTHER                                            (96,479)         (81,357)

NET LOSS                                          $ (2,270,127)    $ (2,044,426)
                                                  ============     ============

NET LOSS PER SHARE - BASIC AND DILUTED            $      (0.04)    $      (0.04)
                                                  ============     ============

WEIGHTED AVERAGE NUMBER OF SHARES
  OUTSTANDING - BASIC AND DILUTED                   60,138,283       48,452,249
                                                  ============     ============


                                              IONATRON, INC.
                                       CONSOLIDATED BALANCE SHEETS


                                                                                 JUNE 30,     DECEMBER 31,
                                                                                   2004          2003
                                                                               -----------    -----------
                                                                               (Unaudited)     (Audited)
ASSETS
CURRENT ASSETS

     Cash and cash equivalents                                                 $ 6,639,403    $   103,392
     Accounts receivable                                                           686,930         73,027
     Costs and estimated earnings in excess of
         billings on uncompleted contracts                                       1,091,324         31,427
     Inventory                                                                      22,861         21,000
     Receivables from stockholder                                                    2,713        107,482
     Prepaid expenses                                                               90,544         47,905
                                                                               -----------    -----------

   TOTAL CURRENT ASSETS                                                          8,533,775        384,233

   PROPERTY AND EQUIPMENT, NET                                                   1,079,760      1,141,887
                                                                               -----------    -----------
   TOTAL ASSETS                                                                $ 9,613,535    $ 1,526,120
                                                                               ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
     CURRENT LIABILITIES

     Current portion of capital lease obligation                               $     2,363    $      --
     Note payable to stockholder                                                 2,800,000      4,300,000
     Accounts payable                                                              599,506        330,696
     Accrued expenses                                                              342,042        365,208
                                                                               -----------    -----------
TOTAL CURRENT LIABILITIES                                                        3,743,911      4,995,904


   CAPITAL LEASE OBLIGATION                                                          4,718             --

   COMMITMENTS AND CONTINGENCIES                                                        --             --

   STOCKHOLDERS' EQUITY

   Preferred stock, 1,000,000 shares authorized and unissued                            --             --
   Common stock, $.001 par value, 100,000,000 shares authorized;
     69,561,690 shares issued and outstanding at June 30, 2004 and
     48,452,249 shares issued and outstanding at December 31, 2003                  69,561         48,452

   Additional paid-in capital                                                    8,065,472        471,548

     Accumulated deficit                                                        (2,270,127)    (3,989,784)
                                                                               -----------    -----------
   TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                          5,864,906     (3,469,784)
                                                                               -----------    -----------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                        $ 9,613,535    $ 1,526,120
                                                                               ===========    ===========




CONTACT:  Investor Relations, Kevin McGrath
          Cameron Associates, 212.245.4577


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